Exhibit 99.1

Blue Water Acquisition Corp. Announces Date for Special Meeting of Stockholders to Vote on Transaction With Clarus Therapeutics, Inc.

GREENWICH, Conn., July 30, 2021 /PRNewswire/ --  Blue Water Acquisition Corp. (Nasdaq: BLUW) ("Blue Water"), a special purpose acquisition company ("SPAC") led by Joseph Hernandez, today announced that it has scheduled a special meeting of its stockholders (the "Special Meeting") to, among other things, consider and vote on a proposal to approve the transactions contemplated by the previously announced merger agreement pursuant to which Clarus Therapeutics, Inc. ("Clarus") will merge with a wholly-owned subsidiary of Blue Water (the "Business Combination") and seek to become a publicly listed company. Subject to stockholder approval and satisfaction of customary closing conditions, Clarus and Blue Water stockholders will hold shares of common stock in the combined company, which is expected to be listed on the Nasdaq Capital Market under the symbol "CRXT" following the Business Combination. Blue Water's public warrants are expected to be listed on Nasdaq Capital Market under the symbol "CRXTW" following the Business Combination.

The Special Meeting will be held at 10 a.m., Eastern Time, on August 12, 2021. Notice of the Special Meeting and related proxy materials have been mailed to all holders of record as of the close of business on July 16, 2021 (the "Record Date").

Stockholders that owned shares as of the Record Date are encouraged to submit their vote as soon as possible to ensure that it is represented at the Special Meeting. Stockholders should please note that if their shares are held at a brokerage firm or bank, stockholders must instruct their bank or broker to cast their vote.

Blue Water stockholders can follow this link to view the Special Meeting document: https://www.cstproxy.com/bluewateracquisition/2021.

For assistance with voting your shares, please contact Advantage Proxy at 1-877-870-8565 (toll free) or 1-1-206-870-8565 (collect) or by email to ksmith@advantageproxy.com.

About Blue Water Acquisition Corp.

Blue Water is a special purpose acquisition company formed in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

About Clarus Therapeutics, Inc.

Clarus is a specialty pharmaceutical company with expertise and interest in developing androgen and metabolic therapies for men and women – including potential therapies for orphan indications.  Clarus's first commercial product, JATENZO®, was launched in early 2020.  For more information, visit www.clarustherapeutics.com and www.jatenzo.com.

Forward-Looking Statements

Certain statements made in this press release are "forward-looking statements" within the meaning of the federal securities laws, including statements about the parties' ability to close the proposed Business Combination and related transactions, the anticipated benefits of the proposed Business Combination, and the financial conditions, results of operations, earnings outlook and prospects of Blue Water and/or the proposed Business Combination and related transactions and may include statements for the period following the consummation of the proposed Business Combination and related transactions. In addition, any statements that refer to projections (financial or otherwise), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as "plan," "believe," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "continue," "could," "may," "might," "possible," "potential," "predict," "should," "would" and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of Blue Water and Clarus, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including: risks related to Clarus's ability to increase sales of JATENZO, secure favorable reimbursement coverage for such sales and expand its product offerings to include a pipeline of androgen and metabolic therapies for men and women, including orphan indications; the ability to complete the proposed Business Combination and to obtain approval from Blue Water's stockholders or satisfy other closing conditions in the definitive merger agreement; the outcome of any legal proceedings that may be instituted against Blue Water or Clarus related to the merger agreement or the proposed Business Combination; the ability to maintain the listing of Blue Water's securities on a national securities exchange; the amount of any redemptions by existing holders of Blue Water's common stock; the ability to recognize the anticipated benefits of the Business Combination; other risks and uncertainties described in the "Risk Factors" section of the Registration Statement on Form S-4 (as amended, the "Registration Statement"), and other documents filed by Blue Water from time to time with the Securities and Exchange Commission ("SEC"). Readers are cautioned not to put undue reliance on forward-looking statements, and Blue Water and Clarus assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither of Blue Water and Clarus gives any assurance that Blue Water, Clarus, or the combined company, will achieve its expectations.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Important Information and Where to Find It

This press release relates to a proposed Business Combination between Blue Water and Clarus. The Registration Statement was declared effective by the SEC on July 23, 2021. A definitive proxy statement/prospectus has been mailed to all Blue Water stockholders. Before making any voting decision, stockholders of Blue Water are urged to read the definitive proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the proposed Business Combination.

Investors and stockholders will be able to obtain free copies of the Registration Statement, the definitive proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Blue Water through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Blue Water and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Blue Water's stockholders in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is contained in the Registration Statement and is available free of charge at the SEC's website at www.sec.gov. Additional information regarding the interests of such participants is contained in the definitive proxy statement/prospectus for the proposed Business Combination.

Clarus and its respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Blue Water in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the definitive proxy statement/prospectus for the proposed Business Combination.

Media Contact:

Russo Partners
David Schull
12 West 27th Street, 4th Floor
New York, NY 10001
(858) 717-2310
david.schull@russopartnersllc.com